Share Capital	12 Months Ended
Dec. 31, 2022
Share Capital [Abstract]
SHARE CAPITAL
13	SHARE CAPITAL

On January 12, 2021, the Company issued 70,488,700 ordinary shares to the respective shareholders of the Parent to mirror the shareholding structure of the Parent. At the same time, the Parent surrendered 100,000 issued shares in the Company pursuant to a form of surrender letter. Accordingly, all share and per share data shown in the consolidated financial statements have been retrospectively revised to give effects to the nominal issuance of the 70,488,700 new shares and the surrender of the 100,000 old shares.

On March 11, 2021, the Company issued 7,500,000 American Depositary Shares (“ADS”), price per ADS of US$10.00 in an Initial Public Offering, representing 22,500,000 Class A Ordinary Shares, and received in consideration of USD 45,577, net of 2,500,000 ADS proceed sold directly to Longwater Topco B.V., underwriting commission and other related fees.

The amount received of USD 45,577 or RMB 296,386, subtract ordinary shares of 6, was recorded as Paid-in Capital of RMB 296,381.

Pursuant to subscription agreement dated January 10, 2021 with Shanghai Ruihai Chuangfeng Industrial Development Co., Ltd. (“CPP Investor”), a wholly-owned subsidiary of Harier Financial Leasing Co., Ltd., CPP Investor agreed to purchase 1,350,000 Class A Ordinary Shares, equivalent to 450,000 American Depositary Shares (“ADS”), price per ADS of US$10 in an Initial Public Offering. The purchase totaled for aggregate net proceeds to the Company of RMB28,691, after deducting fees to the placement agent and other offering expenses payable by the Company.